UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2023

Atlis Motor Vehicles Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	81-4308534
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMV	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2023, the stockholders of Atlis Motor Vehicles Inc. (“Atlis”) approved and adopted the Nxu, Inc. 2023 Omnibus Incentive Plan (the “Plan”), assuming the adoption and approval of the Holding Company Proposal (as defined herein), whereby Nxu, Inc. (“Nxu”) will replace Atlis as the publicly listed corporation. The Plan promotes ownership in Nxu by its employees, directors and consultants, and aligns incentives between these service providers and shareholders by permitting these service providers to receive compensation in the form of awards denominated in, or based on the value of, Nxu’s common stock.

Under the Plan, Nxu is authorized to issue up to 350 million shares, which includes (i) 250 million shares of common stock available for new issuances under the Plan and (ii) 100 million shares of common stock relating to a portion of outstanding stock options and restricted stock units assumed by Nxu in connection with Atlis’s reorganization merger.

The foregoing description of the terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Atlis’s Special Meeting of Stockholders was held on May 9, 2023. The voting results were as follows:

1. A proposal to adopt and approve the Agreement and Plan of Merger by and among Atlis, Nxu and Atlis Merger Sub, Inc. (the “Holding Company Proposal”) was approved by the following vote:

Votes for	333,041,464
Votes against	438,270
Abstained	69,721
Broker non-votes	0

2. A proposal to adopt and approve the Nxu, Inc. 2023 Omnibus Incentive Plan was approved by the following vote:

Votes for	332,594,715
Votes against	734,051
Abstained	220,689
Broker non-votes	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Nxu, Inc. 2023 Omnibus Incentive Plan (incorporated by reference to Appendix D to Nxu’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 17, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlis Motor Vehicles Inc.

Date: May 10, 2023	By:	/s/ Mark Hanchett
Mark Hanchett Chief Executive Officer